UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 10, 2008

BUSINESS.VN INCORPORATED (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-51126 (Commission File Number)	88-355407 (IRS Employer Identification No.)

9449 Balboa Street, Suite 103 San Diego, California 92123 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (888) 566-9879

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 RESIGNATION OF CFO CONSULTANT.

On March 10, 2008, Mr. Robert Malasek resigned his position as CFO Consultant with Business.vn Incorporated ("Business.vn" or the "Company")

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS.VN INCORPORATED

Date: March 10, 2008	/s/ Sheldon Silverman Sheldon Silverman Chairman, Chief Executive Officer

Exhibit 10.2

Resignation of CFO consultant